Exhibit 13.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No.1 to the Annual Report on Form 20-F of Alpha Technology Group Limited (the “Company”) for the year ended September 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Leung Tsz Him, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 28, 2025

By:	/s/ Leung Tsz Him
	Name:	Leung Tsz Him
	Title:	Chief Executive Officer
(Principal Executive Officer)